UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2009

JAVA DETOUR, INC.
(Name of registrant as specified in its charter)

Delaware	000-52357	20-5968895
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1550 Bryant Street, Suite 500 San Francisco, CA		94103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 241-8020

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On April 13, 2009, Java Detour, Inc. (the “Company”) issued a press release regarding its preliminary unaudited financial results for the year ended December 31, 2008. The Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 2.02 (including Exhibit 99.1) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.    Other Events.

As described under Item 2.02, the Company announced its preliminary unaudited financial results for the year ended December 31, 2008. In addition, the press release included announcements that in light of its ongoing evaluations of its assets, business and cash requirements it (i) is unable to file its Form 10-K for the period ended December 31, 2008 within the prescribed period of time, (ii) is researching strategic alternatives to enhance operating performance and the value to all stakeholders  and (iii) has  retained and appointed Harry R. Kraatz  as chief restructuring officer, a newly created position,  to oversee the management and reorganization of the Company’s business including assisting the Company with restructuring its balance sheet, reducing costs and implementing a revised strategic plan.

The information in this Item 8.01 (including Exhibit 99.1) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

A list of the Exhibits which are required by Item 601 of Regulation S-K and filed with this Report is set forth in the Exhibit Index immediately following the signature page, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAVA DETOUR, INC.

Date: April 13, 2009	By:
	Name:	Michael Binninger
	Title:	Chief Executive Officer

Exhibit Index

99.1  Press Release, dated April 13, 2009